UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 29, 2015

Dover Saddlery, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-51624	04-3438294
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

525 Great Road, P.O. Box 1100, Littleton, Massachusetts		01460
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	978-952-8062

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 7.01 Regulation FD Disclosure.

On May 29, 2015, Registrant reported that Company stockholders overwhelmingly approved its planned merger with an affiliate of Webster Capital. Pursuant to the merger agreement, a company formed by Webster Capital will acquire all of the outstanding shares of Dover common stock for $8.50 per share in cash and take Dover private.

The Company expects to complete the merger following satisfaction of standard closing conditions.

The information in this Item 7.01 of Current Report on Form 8-K, as well as Exhibit 99.1, shall not be treated as "filed" for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing under the Securities Act.

Item 9.01 Financial Statements and Exhibits.

On May 29, 2015, Registrant issued a press release reporting that Company stockholders overwhelmingly approved its planned merger with an affiliate of Webster Capital. A copy of the Press Release is attached as Exhibit 99.1.

d) Exhibits

Exhibit No.

99.1 Press Release dated May 29, 2015.

This Form 8-K and the attached press release include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including without limitation statements made about the proposed merger with an affiliate of Webster. In some cases, forward-looking statements can be identified by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “outlook,” “guidance” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. The forward-looking information and statements are or may be based on estimates and involve risks and uncertainties. These risks and uncertainties include such factors as: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, (2) the failure to satisfy any of the other closing conditions,(3) the risks related to the financing arrangements entered into in connection with the Merger Agreement, (4) the risks related to disruption of management’s attention from Registrant’s ongoing business operations due to the transaction, (5) the effect of the announcement of the transaction on the ability of Registrant to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business, or on its operating results and business generally, (6) changes in general economic conditions, (7) Registrant’s ability to effectively manage its growth and operations, and (8) changes in the legal or regulatory environment. Additional risks are described under Item 1A, “Risk Factors,” in Registrant’s most recent annual report on Form 10-K for the year ended December 31, 2014 filed on March 31, 2015. Given these uncertainties, undue reliance should not be placed on these forward-looking statements.

All statements other than statements of historical fact included herein regarding the prospects for consummation of the Merger, Registrant’s strategies, plans, objectives, expectations, and future operating results are forward-looking statements. Although Registrant believes that the expectations reflected in such forward-looking statements are reasonable at this time, it can give no assurance that such expectations will prove to have been correct. Registrant is providing this information as of this date and does not undertake any obligation to update any forward-looking statements contained in this document as a result of new information, future events or otherwise.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dover Saddlery, Inc.

May 29, 2015	By:	/s/ David R. Pearce

Name: David R. Pearce
Title: Chief Financial Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	may 29, 2015 press release